                                                                    EXHIBIT 10.2
                               NINTH AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                      RED LION HOTELS LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP

      THIS NINTH AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (the "Amendment") is entered into effective as of February 2, 2006 by and among Red Lion Hotels Corporation (formerly known as Cavanaughs Hospitality Corporation), a Washington corporation ("RLH") and Dunson Ridpath Hotel Associates Limited Partnership, a Washington limited partnership ("Dunson").

      A. RLH, as General Partner, and North River Drive Company, a Washington corporation, as Limited Partner, formed a Delaware Limited Partnership named Cavanaughs Hospitality Limited Partnership (the "Partnership") pursuant to the terms of an Amended and Restated Agreement of Limited Partnership, dated as of November 1, 1997 (as amended by this and prior Amendments referred to hereafter as the "Partnership Agreement"). The Partnership was renamed Red Lion Hotels Limited Partnership by the Eighth Amendment to the Partnership Agreement.

      B. RLH completed on April 8, 1998 the initial public offering of RLH Shares under the terms of which 5,962,250 shares have been issued (consisting of 5,175,000 share basic offering, 776,250 share over-allotment, and 11,000 share restricted stock grant all as described in the prospectus of the initial public offering), has periodically issued or redeemed RLH Shares thereafter as provided by the Partnership Agreement, and has contributed the proceeds thereof to the Partnership for the corresponding adjustment in the number of Partnership Units held by RLH as a Limited Partner Interest.

      C. Dunson currently holds 135,343.76 (hereinafter rounded to 135,344) Partnership Units. It originally acquired 145,148 Partnership Units under the terms of the Third Amendment to the Partnership Agreement, and subsequently transferred 9,804 Partnership Units to RLH pursuant to the Seventh Amendment to the Partnership Agreement.

      D. Dunson has exercised its Redemption Right under the Partnership Agreement by delivering to RLH, effective on January 19, 2006, that Notice of Redemption which is attached to and incorporated into this Ninth Amendment by this reference as Exhibit A for the redemption of 135,344 Partnership Units. Dunson and RLH have agreed that the Specified Redemption Date shall be February 2, 2006.

      E. RLH has exercised its rights under the Partnership Agreement to satisfy all of the Redemption Right exercised by Dunson by electing to acquire all of the 135,344 Partnership Units from Dunson for the RLH Shares Amount.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Partnership Agreement.

      2. Agreement to be Bound. RLH and Dunson are each bound by prior signature to each of the terms, covenants and conditions of the Partnership Agreement.

      3. Transfer of Dunson Ownership Rights as to Partnership Units. Dunson conveys and transfers to RLH the ownership of 135,344 Partnership Units effective as of February 2, 2006 and hereby represents, warrants and certifies, that Dunson (a) has marketable and unencumbered title to such Partnership Units, free and clear of the rights of or interests of any other person or entity; (b) has the full right, power and authority to redeem and transfer such Partnership Units as provided herein, and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent to or approve such redemption and transfer.

      4. Acquisition by RLH of Ownership Rights as to Partnership Units. RLH acquires as a Limited Partner 135,344 Partnership Units formerly owned by Dunson effective as of February 2, 2006.

      5. Percentage Interests. After giving effect to the redemption and transfer by Dunson of ownership rights and acquisition by RLH of ownership rights as described in this Ninth Amendment, the Percentage Interests of the Partners are as set forth on Exhibit B hereto, subject to change as described in the Partnership Agreement.

      6. Scope of Amendment. Except as expressly modified or amended by this Amendment, the Partnership Agreement shall remain in full force and effect and be binding on the parties in accordance with its terms. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, personal representatives, successors and assigns.

IN WITNESS WHEREOF, RLH and Dunson have executed this Amendment as of the date first above written.

GENERAL PARTNER AND INCOMING LIMITED PARTNER:
Red Lion Hotels Corporation, a Washington corporation

 By: /s/ Arthur M. Coffey
     -------------------------------------------
         Arthur M. Coffey, President and CEO

REDEEMING PARTNER:

DUNSON RIDPATH HOTEL ASSOCIATES LIMITED PARTNERSHIP
   By Spokane Hotel, Inc., General Partner

 By: /s/ Gordon Sondland
     ---------------------------------------------
         Gordon Sondland, President

                                    EXHIBIT A

                              NOTICE OF REDEMPTION

                              Please see attached.

                              NOTICE OF REDEMPTION

            The undersigned hereby irrevocably (i) redeems 135,344 Partnership Units in Red Lion Hotels Limited Partnership, formerly known as Cavanaughs Hospitality Limited Partnership, in accordance with the terms of the Limited Partnership Agreement of Red Lion Hotels Limited Partnership, formerly known as Cavanaughs Hospitality Limited Partnership, and the Redemption Right referred to therein, (ii) surrenders such Limited Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or CHC Shares (now known as RLH Shares) Amount (as determined by the General Partner) deliverable upon exercise of the Redemption Right be delivered to the addresses specified below, and if CHC Shares (now known as RLH Shares) are to be delivered, such CHC Shares (now known as RLH Shares) be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants and certifies, that the undersigned (a) has marketable and unencumbered title to such Partnership Units, free and clear of the rights of or interests of any other person or entity, (b) has the full right, power and authority to redeem and surrender such Partnership Units as provided herein, and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consult or approve such redemption and surrender.

Dated:

      Name of Limited Partner:     Dunson Ridpath Hotel Associates Limited
                                   Partnership

                                   By:  Spokane Hotel, Inc., its general partner

                                        By: /s/ Gordon Sondland
                                            ------------------------------------
                                                Gordon Sondland, President

                                   c/o Timothy M. Parks
                                   Ball Janik LLP
                                   101 SW Main Street, Suite 1100
                                   Portland, OR 97204

      Signature Guaranteed by:
                                   /s/ Timothy M. Parks
                                   --------------------------------------------
                                   Timothy M. Parks

If CHC Shares are to be issued, issue to:

Name: Dunson Ridpath Hotel Associates Limited Partnership
Please insert social security or identifying number: 91-1417083

                                    EXHIBIT B

                         PERCENTAGE INTEREST OF PARTNERS

                                                                  Percentage
                                        Partnership Units          Interests
                                        -----------------         ----------
GENERAL PARTNER:

Red Lion Hotels Corporation
as General Partner                              70,842.51            0.53368%

LIMITED PARTNERS:

Red Lion Hotels Corporation
as Limited Partner                          12,836,581.00           96.70301%

North River Drive Company                       70,842.51            0.53368%

Red Lion Hotels Corporation
as O P unit Holder (acquired from
Dunson prior to 2006)                            9,804.00            0.07386%

Red Lion Hotels Corporation
as O P unit Holder (acquired from
Dunson on February 2, 2006)                    135,343.76            1.01960%

Donald K. Barbieri
                                                22,418.50            0.16889%

Heather M. Barbieri                             22,418.50            0.16889%

Thomas M. Barbieri and
Eileen Barbieri, Husband
and wife                                        32,608.00            0.24565%

Richard L. Barbieri and Cara
Lyn Tangen, Husband and wife                     8,154.00            0.06143%

Barbieri Family Foundation, Inc.                65,218.00            0.49131%

TOTAL                                       13,274,230.78              100.0%
                                        -----------------         -----------